     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 3, 1998

                                                   REGISTRATION NO. 333-_______


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                     UNDER
                           The Securities Act of 1933

                          ----------------------------

                                DUANE READE INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                            04-3164702
(State or other jurisdiction                   (I.R.S. Employer Identification
 of incorporation or organization)               No.)

           440 NINTH AVENUE                                   10001
        NEW YORK, NEW YORK 10001                            (Zip Code)
(Address of principal executive offices)

                           ------------------------

                   DUANE READE INC. 1992 STOCK INCENTIVE PLAN
                DUANE READE INC. 1997 EQUITY PARTICIPATION PLAN

                           (FULL TITLE OF THE PLANS)

                           -------------------------

                                ANTHONY J. CUTI
                                DUANE READE INC.
                                440 NINTH AVENUE
                            NEW YORK, NEW YORK 10001
                                 (212) 273-5700
               (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
               NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                    COPY TO:
                               STEVEN DELLA ROCCA
                                LATHAM & WATKINS
                                885 THIRD AVENUE
                                   SUITE 1000
                            NEW YORK, NEW YORK 10022
                                 (212) 906-1200

                        CALCULATION OF REGISTRATION FEE


-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Proposed              Proposed
Title of Securities to be               Amount                        Maximum               Maximum             Amount of
Registered                           of Shares to                 Offering Price           Aggregate          Registration
                                    be Registered                  Per Share (1)      Offering Price (1)           Fee
Common Stock                          1,910,543             $0.58; $7.34;                 $17,218,145             $5,079
$.01 par value                                              $8.33; $12.77;
                                                            $16.50; $21.5625
                                                            $24.74; $24.89
                                                            $29.37; $40.86;
                                                            $25.3125


(1) For purpose of computing the registration fee only. Pursuant to Rule 457(h) the Proposed Maximum Offering Price Per Share is based upon: (a) the exercise price per share of $0.58 of outstanding options for 467,557 shares; (b) the exercise price per share of $7.34 of outstanding options for 68,101 shares; (c) the exercise price per share of $8.33 of outstanding options for 1,005,772 shares; (d) the exercise price per share of $12.77 of outstanding options for 17,902 shares; (e) the exercise price per share of $16.50 of outstanding options for 143,000 shares; (f) the exercise price per share of, $21.5625 of outstanding options for 10,000 shares; (g) the exercise price per share of $24.74 of outstanding options for 20,000 shares; (h) the exercise price per share of $24.89 of outstanding options for 5,000 shares; (i) the exercise price per share of $29.37 of outstanding options for 17,901 shares; (j) the exercise price per share of $40.86 of outstanding options for 17,901 shares; and (g) for the remaining 137,409 shares, $25.3125, the average high and low prices reported for the Company's Common Stock on the New York Stock Exchange on
June 2, 1998.

                                     PART I

Item 1. Plan Information

                 Not required to be filed with this Registration Statement.

Item 2. Registration Information and Employee Plan Annual Information

                 Not required to be filed with this Registration Statement.


                                    PART II

Item 3.  Incorporation of Documents by Reference

                 The following documents filed with the Securities and Exchange Commission by Duane Reade Inc., a Delaware corporation (the "Company"), are incorporated as of their respective dates in this Registration Statement by reference:

                 A. All reports filed by the Company pursuant to Sections 13(a)
                    and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since February 9, 1998.

                 B. Description of the Company's Common Stock contained in the
                    Company's Registration Statement on Form S-1 (File No. 333-41239) of the Registrant.

                 All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold are incorporated by reference in this Registration Statement and are a part hereof from the date of filing such documents.

                 Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which is also or is deemed to be incorporated by reference herein modified or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities

                 Not applicable.

Item 5. Interests of Named Experts and Counsel

                 Not applicable.

Item 6. Indemnification of Directors and Officers

                 Section 145 of the Delaware General Corporation Law (the "DGCL") and Article SEVENTH of the Amended and Restated Certificate of Incorporation provide for indemnification of the Company's directors and officers in a variety of circumstances, which may include liabilities under the Securities Act of 1933, as amended (the "Securities Act"). Article SEVENTH provides that unless otherwise determined by the Board of Directors, the Company shall indemnify, to the full extent permitted by the laws of Delaware as from time to time in effect, the persons described in Section 145 of DGCL.

                 The general effect of the provisions in the Amended and Restated Certificate of Incorporation and the DGCL is to provide that the Company shall indemnify its directors and officers against all liabilities and expenses actually and reasonably incurred in connection with the defense or settlement of any judicial of administrative proceedings in which they have become involved by reason of their status as corporate directors or officers, if they acted in good faith and in the reasonable belief that their conduct was neither unlawful (in the case of criminal proceedings) nor inconsistent with the best interests of the Company. With respect to legal proceedings by or in the right of the Company in which a director or officer is adjudged liable for improper performance of his duty to the Company or another enterprise for which such person served in a similar capacity at the request of this Company, indemnification is limited by such provisions to that amount which is permitted by the Court.

Item 7. Exemption from Registration Claimed

                 Not applicable.

Item 8. Exhibits

                 4(a) Form of Amended and Restated Certificate of Incorporation of the Company. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on February 9, 1998, File No. 333-41239.)

                 4(b) Form of Amended and Restated Bylaws of the Company. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on February 9, 1998, File No. 333-41239.)

                 4(c) Form of certificate representing shares of Common Stock, $0.01 par value per share. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on February 9, 1998, File No. 333-41239.)

                 4(d) 1992 Stock Incentive Plan. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on February 9, 1998, File No. 333-41239.)

                 4(e) 1997 Equity Participation Plan (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on February 9, 1998, File No. 333-41239.)

                 5(a) Opinion of Latham & Watkins as to the legality of the Common Stock being registered.

                 23(a) Consent of Price Waterhouse LLP

                 23(b) Consent of Latham & Watkins (included in

                 24(a) Power of Attorney (included on signature page).

Item 9. Undertakings

                 (a)   The undersigned Registrant hereby undertakes:

                       (1) To file, during any period in which offers or sales
                           are being made, a post-effective amendment to this Registration Statement:

                           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii) To include any material information with
                                 respect to the plan of distribution not
                                 previously disclosed in the Registration
                                 Statement or any material change to such information in the Registration Statement;

                           provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) shall not apply to information contained in periodic reports filed by the Registrant pursuant to Section 13 or Section
                           15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                       (2) That, for the purpose of determining any liability
                           under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                       (3) To remove from registration by means of a post-
                           effective amendment any of the securities being registered that remain unsold at the termination of the offering.

                 (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's Annual Report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 2, 1998.

                                                DUANE READE INC.


                                                By:  /s/William J. Tennant
                                                   ----------------------------
                                                     William J. Tennant
                                                       Senior Vice President and
                                                       Chief Financial Officer

                 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         Signature                                     Title
         ---------                                     -----

                                            Chairman, President, Chief Executive
/s/    Anthony J. Cuti                      Officer and Director (principal
-------------------------                   executive officer)
       Anthony J. Cuti


/s/   William J. Tennant                    Chief Financial Officer (principal
-------------------------                   financial and accounting officer)
      William J. Tennant

/s/   Nicole S. Arnaboldi
-------------------------
      Nicole S. Arnaboldi                   Director

/s/   David L. Jaffe
-------------------------
      David L. Jaffe                        Director

/s/   David W. Johnson
-------------------------
      David W. Johnson                      Director

/s/   Andrew J. Nathanson
-------------------------
      Andrew J. Nathanson                   Director

-------------------------
       Kevin Roberg

                                 EXHIBIT INDEX


4(a) Form of Amended and Restated Certificate of Incorporation of the Company. (Incorporated herein by reference to Registrant's
      Registration Statement on Form S-1, declared effective on February 9, 1998, File No. 333-41239.)

4(b) Form of Amended and Restated Bylaws of the Company. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on February 9, 1998, File No. 333-41239.)

4(c) Form of stock Certificate representing shares of Common Stock, $0.01 par value per share. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on February 9, 1998, File No. 333-41239.)

4(d) 1992 Stock Incentive Plan. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on February 9, 1998, File No. 333-41239.)

4(e) 1997 Equity Participation Plan. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on February 9, 1998, File No. 333-41239.)

5(a) Opinion of Latham & Watkins as to the legality of the Common Stock being registered. 23(a) Consent of Price Waterhouse LLP 23(b) Consent of Latham & Watkins (included in Exhibit 5(a)).

23(a) Consent of Price Waterhouse LLP

23(b) Consent of Latham & Watkins (included in Exhibit 5(a)).